UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2005

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Delaware	0-50285	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Progress Plaza, Suite 2400

St. Petersburg, Florida 33701

(Address of principal executive offices)

(727) 214-3411

(Registrant’s telephone number)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective February 17, 2005, First Advantage Corporation (the “Company”) and John Long, the Company’s Chief Executive Officer and President, entered into a Restricted Stock Agreement reflecting the Company’s grant of 17,595 shares of restricted stock pursuant to the Company’s 2003 Incentive Compensation Plan (the “Plan”). The grant is effective February 17, 2005.

Effective February 17, 2005, First Advantage Corporation (the “Company”) and John Lamson, the Company’s Executive Vice President and Chief Financial Officer, entered into a Restricted Stock Agreement reflecting the Company’s grant of 11,730 shares of restricted stock pursuant to the Company’s 2003 Incentive Compensation Plan (the “Plan”). The grant is effective February 17, 2005.

Effective February 17, 2005, First Advantage Corporation (the “Company”) and Akshaya Mehta, the Company’s Executive Vice President and Chief Operating Officer, entered into a Restricted Stock Agreement reflecting the Company’s grant of 11,730 shares of restricted stock pursuant to the Company’s 2003 Incentive Compensation Plan (the “Plan”). The grant is effective February 17, 2005.

Effective February 17, 2005, First Advantage Corporation (the “Company”) and Beth Henricks, the President of the Company’s tax credit and incentive division entered into a Restricted Stock Agreement reflecting the Company’s grant of 9,000 shares of restricted stock pursuant to the Company’s 2003 Incentive Compensation Plan (the “Plan”). The grant is effective February 17, 2005.

Effective February 17, 2005, First Advantage Corporation (the “Company”) and Evan Barnett, the President of the Company’s resident screening division entered into a Restricted Stock Agreement reflecting the Company’s grant of 5,865 shares of restricted stock pursuant to the Company’s 2003 Incentive Compensation Plan (the “Plan”). The grant is effective February 17, 2005.

The restrictions applicable to the restricted shares will lapse ratably in 33.3% increments on February 17, 2006, 2007 and 2008. Notwithstanding the foregoing, the restrictions applicable to the restricted shares will completely lapse upon a change of control (as defined in the Plan) or in the event of Employee’s death. In the event of termination of employment for any reason, all restricted shares shall lapse.

The restricted stock awards are subject to the terms of the Plan and the individual Restricted Stock Agreements substantially in the form of Exhibit 10.1 and 10.2 and incorporated by reference herein. The foregoing summary of the terms of the restricted stock awards is qualified in its entirety by reference to the Plan and individual award agreements.

The Company is also filing herewith the form of the incentive stock option agreement used by the Company in connection with incentive stock option grants under the Plan.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Restricted Stock Agreement

10.2	Form of Incentive Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: February 22, 2005	By:	/s/ John Lamson
	Name:	John Lamson
	Title:	Executive Vice President and Chief Financial Officer